SECOND AMENDMENT TO PURCHASE AGREEMENT

This Second Amendment to Purchase Agreement (“Second Amendment”) entered into as of March 25, 2009 by and between BLUE EARTH SOLUTIONS TENNESSEE, Inc., a Tennessee corporation (“Purchaser”) and THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA,  New York corporation, successor by merger to Berkshire Life Insurance Company, a Massachusetts corporation (“Seller”);

WITNESSETH:

WHEREAS, Seller and Purchases entered into that certain Purchase and Sale Agreement, effectively dated January 8, 2009 (the “Contract”) and extended the Contract pursuant to an Amendment to Purchase Agreement entered into as of February 12, 2009 (the “First Amendment”), and

WHEREAS, Purchaser and Seller desire to continue with the Contract subject to the changes thereto hereinafter set forth;

NOW, THEREFORE, for and in consideration of the premises hereof and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller do hereby covenant, stipulate and agree as follows:

1.	Closing Date: Seller and Purchaser agree and recognize that the Closing date for this transaction shall be on or before April 30, 2009.

2.	All other terms and conditions set forth in the Agreement shall remain in full force and effect.

3.	This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original.

4.	The Agreement, as modified herein, is hereby ratified and confirmed by the parties as binding upon each of them and enforceable against them in accordance with its terms and conditions.

IN WITNESS WHEREOF, the parties have executed this Amendment to Purchase and Sale Agreement as of the date set forth above.

PURCHASER:

BLUE EARTH SOLUTIONS, TENNESSEE, INC., a Tennessee Corporation

By:	/s/James Cohen
Name:	James Cohen, Jr.
Title:	Vice President

SELLER:

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, a New York corporation, successor by merger to Berkshire Life Insurance Company, a Massachusetts corporation

By:	/s/Robert LoPascio
Name:	Robert LoPascio
Title:	Senior Director